UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2022, Wrap Technologies, Inc. (the “Company”) issued an earnings release to announce the Company's financial results for its third fiscal quarter ended September 30, 2022. A copy of the earnings release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure.

On November 11, 2022, the Company began utilizing a new corporate presentation (the “Corporate Presentation”) for business purposes. A copy of the Corporate Presentation is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall any exhibit filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 9, 2022, the Company issued a press release to announce initial orders from two new international customers in South America and EMEA. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated November 9, 2022
99.2	Corporate Presentation dated November 2022
99.3	Press Release dated November 9, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: November 15, 2022	By:	/s/ Chris DeAlmeida
Chris DeAlmeida
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Earnings Release dated November 9, 2022
99.2	Corporate Presentation dated November 2022
99.3	Press Release dated November 9, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)